Exhibit 99.1

2022 Annual
Meeting of Shareholders
June 16, 2022 Embassy Bank For the Lehigh Valley EmbassyBank.com Member FDIC Equal Housing Lender

1

Exhibit 99.1

Welcome & Introductions

-

Dave Lobach

Please:

No Video / Audio Recording

No Photography

Exhibit 99.1

Caution on Forward Looking Statements

This presentation may contain forward

-

looking statements, including statements of goals, intentions, and expectations as to futu re trends,

plans, events or results of Embassy Bancorp, Inc.’s (“Company”) operations and policies and regarding general economic condit ion

s. These

forward

-

looking statements are intended to be covered by the safe harbor for forward

-

looking statements provided by the Private

Securities Litigation Reform Act of 1995.

These statements are based upon current and anticipated economic conditions, national ly and in

the Company’s market, interest rates and interest rate policy, competitive factors and other conditions that, by their nature

, a

re not

susceptible to accurate forecast, and are subject to significant uncertainty.

Such forward

-

looking statements can be identified by the use of forward

-

looking terminology such as “believes”, “expects”, “may”

,

“intends”, “will”, “should”, “anticipates”, or the negative of any of the foregoing or other variations thereon or comparable te

rminology, or

by discussion of strategy.

No assurance can be given that the future results covered by forward

-

looking statements will be achieved. Such statements are su

bject to

risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or im

plied by such

forward

-

looking statements. Important factors that could impact the Company’s operating results include, but are not limited to,

(i) the

effects of changing economic conditions in the Company’s market areas and nationally, (ii) credit risks of commercial, real e sta

te, consumer

and other lending activities, (iii) significant changes in interest rates, (iv) changes in federal and state banking laws and re

gulations which

could impact the Company’s operations, (v) changes in accounting policies or procedures as may be required by FASB or regulat ory

agencies,

(vi) risks and uncertainties related to the COVID

-

19 pandemic and resulting governmental and societal responses,

and (

vii) other

external developments which could materially affect the Company’s business and operations, as well as the risks described in the

Company’s Form 10

-

K for the year ended December 31, 2021

Exhibit 99.1

Board of Directors Frank “Chip” Banko III   John G. Englesson Bernard M. Lesavoy  John C. Pittman Geoffrey F. Boyer, CFP Patti Gates Smith David M. Lobach Jr. Chairman  John T Yurconic

and subsequent filings with the SEC.

Exhibit 99.1

Leadership Team

Dave Lobach Mark Casciano Judy Hunsicker Mike Macy Jim Bartholomew Jeff Skumin Diane Cunningham Brandi Stefanov Lynne Neel Jennifer Tropeano

Exhibit 99.1

Business of the Meeting

Dave Lobach & Judy Hunsicker

Exhibit 99.1

Business of the Meeting

Proposal No. 1: To elect four Class 3 Directors of the Company for a term of 3 years:

Bernard M. Lesavoy David M. Lobach, Jr. John C. Pittman John T. Yurconic

Proposal No. 2: To approve an advisory, non-binding resolution regarding the compensation of the named executive officers.

Proposal No. 3: To ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

Exhibit 99.1

Our Bank – Lynne Neel

Exhibit 99.1

Staying True to Our Mission Customer Team Community Shareholder

Exhibit 99.1

Pride  Team

Trust  Reputation

Service  Results

Exhibit 99.1

A Carefully Crafted Banking Experience

Exhibit 99.1

Meeting our Customers Where
They Are Strategic Investment Brick and Mortar 10 Offices Valleywide Digital Solutions Retail Business Mobile

Exhibit 99.1

The Power of Choice

Exhibit 99.1

Strength in the Numbers

Charitable Contributions: • $1.0 Million in 2021 • $11.3 Million Since 2001

• 84 Agencies Served

114 Team Members

Exhibit 99.1

Financial Summary
Deposits
Diane Cunningham

Exhibit 99.1

An Extraordinary Time for Deposits

Exhibit 99.1

Deposits Strategically Sourced Forge Deeply Rooted Relationships Serve the Business Sector Capture Niche Markets

Exhibit 99.1

Total Deposits ($000’s) 2017 2018 2019 2020 2021 $900,854 $931,515 $1,031,968 $1,232,379 $1,467,025

Embassy Bancorp

Exhibit 99.1

1stQuarter 2022Total Deposits ($000’s) March 31, 2021 March 31, 2022 $1,305,608 $1,506,611

Embassy Bancorp

Exhibit 99.1

2021 Deposits Per Employee (vs. peers) ($000’s) Embassy Bank National Benchmark PA Peer Group $13,845 $5,611 $5,764 Figures based on Median Values a/o 12/31/21 Source: S&P Global Market Intelligence/Seifried & Brew, LLC Benchmark: Stock banks across the U.S. with assets between $100M and $5B;

Peer Group: Banks headquartered in PA with assets between $100M and $5B

Exhibit 99.1

Cash Type Deposits ($000’s) 2017 2018 2019 2020 2021 $757,936  $737,333 $777,968 $1,016,625 $1,311,551

Embassy Bancorp

Exhibit 99.1

2021 Cash Type Deposits (vs. Peers) Embassy Bank National Benchmark PA Peer Group 89.40% 82.46% 82.50% Figures based on Median Values a/o 12/31/21 Source: S&P Global Market Intelligence/Seifried & Brew, LLC Benchmark: Stock banks across the U.S. with assets between $100M and $5B; Peer Group: Banks headquartered in PA with assets between $100M and $5B

Exhibit 99.1

Deposit Composition Cash Type Deposits 89.40% Time Deposits10.60% Figures a/o 12/31/21

Source: S&P Global Market Intelligence/Seifried & Brew, LLC

Exhibit 99.1

2021 Cost Of Funds (vs. Peers) Embassy Bank National Benchmark PA Peer Group 0.29% 0.32% 0.38% Figures based on Median Values a/o 12/31/21 Source: S&P Global Market Intelligence/Seifried & Brew, LLC Benchmark: Stock banks across the U.S. with assets between $100M and $5B;

Peer Group: Banks headquartered in PA with assets between $100M and $5B

Exhibit 99.1

1stQuarter 2022Cost Of Funds 1st Quarter 2021 1st Quarter 2022 0.36% 0.24% Embassy Bancorp

Exhibit 99.1

Top 10 Commercial Banks by Deposit Market Share as of June 30, 2021Lehigh and Northampton Counties Company Name2020 Deposit

Market Share2021 Deposit Market Share Share Movement Number of Offices1Wells Fargo Bank, N.A.23.64%23.10%322Truist Bank14.17%13.56%223Fulton Bank, N.A.9.62%9.23%154PNC Bank, N.A.7.50%8.13%155Embassy Bank for the Lehigh Valley7.12%7.37%96Bank of America, N.A.6.82%6.85%77TD Bank, N.A.4.78%4.71%78Santander Bank, N.A.3.88%3.69%109American Bank3.32%3.35%110Fidelity Deposit and Discount Bank2.48%2.65%8

Exhibit 99.1

Financial Summary Lending-Jim Bartholomew

Exhibit 99.1

Total Loans Outstanding ($000’s) * 2017 2018 2019 2020 2021 $858,293 $956,685 $1,013,326 $1,089,618 $1,108,014

Embassy Bancorp

Exhibit 99.1

1stQuarter 2022Total Loans Outstanding ($000’s) * March 31, 2021 March 31, 2022 $1,098,613 $1,104,226

Embassy Bancorp

Exhibit 99.1

Commercial Loans Outstanding ($000’s) * 2017 2018 2019 2020 2021 $413,788 $477,870 $494,356 $512,541 $488,678 Embassy Bancorp * Does not included Paycheck Protection Program loans.  ** 2021 includes 254 new loans totaling $93 million, offset by unanticipated loan payoffs amounting to over $35 million.

Exhibit 99.1

Blueprint for Success

Exhibit 99.1

Consumer Loans Outstanding ($000’s) 2017 2018 2019 2020 2021 $444,505 $478,815 $518,970 $577,077 $619,336

Embassy Bancorp

Exhibit 99.1

Seriously streamlined. Uncommonmortgage.com Embassy Bank For the Lehigh Valley Member FDIC Equal Housing Lender.

Exhibit 99.1

2021 Residential Mortgages Loans Originated By Amount Lehigh & Northampton Counties –Banks and Credit Unions Source: S & P Global Market Intelligence –Residential and Commercial Analytics (Private Party Lenders excluded from above comparison) Embassy Bancorp

Wells Fargo First Commonwealth Federal CU Fulton Financial Fidelity D&D $239,024,639 $236,440,211 $132,135,732 $98,408,203

$79,691,585

Exhibit 99.1

*Available for $5,000 - $250,000 loans secured by 1-4 family owner-occupied dwellings located in Lehigh or Northampton County with payments automatically deducted from an Embassy Bank checking account (add .50% to posted rates for loans without automatic payment). Maximum loan-to-value ratio is 80%. Interest Rate is based on WSJ (Wall Street Journal) Prime Rate, which is currently 4.00% APR and may vary. Maximum rate is 18.00% APR; minimum (floor) rate is 3.50% APR. Hazard insurance is required; Title insurance may be required. Loans subject to credit approval. Promotion not valid for current Embassy Bank Home Equity Line of Credit borrowers who have received a special introductory rate as a part of a previous promotion. All other Embassy Bank borrowers must increase their Credit Line by $10,000 or more to qualify for Introductory Rate. APR effective as of May 25, 2022 and is subject to change; offer may be discontinued at any time. Big ideas. Small rates. Home equity Line of Credit Fixed 12 Month Introductory Rate* 1.99% apr after 12 months, Prim +0% 4.00% apr current rate uncommonmortgage.com member FDIC Equal Housing Lender.

Exhibit 99.1

2021 Loans Per Employee (vs. peers) ($000’s) Embassy Bank National Benchmark PA Peer Group $10,534 $3,703 $4,174 Figures based on Median Values a/o 12/31/21 Source: S&P Global Market Intelligence/Seifried & Brew, LLC Benchmark: Stock banks across the U.S. with assets between $100M and $5B; Peer Group: Banks headquartered in PA with assets between $100M and $5B

Exhibit 99.1

Business Pandemic Assistance Wrap-Up As of March31, 2022 •No loans remaining under COVID-19 payment accommodations

•Paycheck Protection Plan Loans(PPP) •Excellent PortfolioIntegrity•100% Forgiveness

Exhibit 99.1

Non-Performing Assets to Total Assets 2017 2018 2019 2020 2021 March 31,2022 0.60% 0.30% 0.23% 0.20% 0.16% 0.15%

Embassy Bancorp

Exhibit 99.1

Non-Performing Assets to Total Assets (vs. Peers) 4Q 2021 1Q 2022 4Q 2021 1Q 2022 4Q 2021 1Q 2022 0.16% 0.34% 0.53% 0.29% 0.42% 0.15% Fully tax equivalent. Figures based on Median Values. Source: S&P Global Market Intelligence/Seifried & Brew, LLC

Benchmark: Stock banks across the U.S. with assets between $100M and $5B; Peer Group: Banks headquartered in PA with assets between $100M and $5B

Exhibit 99.1

2021 Non-Current Loans to Total Loans (vs. Peers) Embassy Bank National Benchmark PA Peer Group 0.02% 0.32% 0.46% Figures based on Median Values a/o 12/31/21 Source: S&P Global Market Intelligence/Seifried & Brew, LLC Benchmark: Stock banks across the U.S. with assets between $100M and $5B; Peer Group: Banks headquartered in PA with assets between $100M and $5B

Exhibit 99.1

Number of Bank-Owned Properties at 12/31/21 ZERO

Exhibit 99.1

Financial Summary-Judy Hunsicker

Exhibit 99.1

Total Assets ($000’s) 2017 2018 2019 2020 2021 $996,966 $1,099,387 $1,176,119 $1,442,030 $1,633,194

Exhibit 99.1

1st Quarter 2022Total Assets ($000’s) March 31, 2021 March 31, 2022 $1,465,611 $1,640,460 Embassy Bancorp

Exhibit 99.1

Securities Available for Sale* ($000’s) 2017 2018 2019 2020 2021 $90,296 $90,748 $90,829 $130,940 $310,264 * The Company classifies its entire securities portfolio as available for sale.

Embassy Bancorp

Exhibit 99.1

1stQuarter 2022Securities Available for Sale* ($000’s) March 31, 2021 March 31, 2022 $164,084 $342,117  * The Company classifies its entire securities portfolio as available for sale.

Embassy Bancorp

Exhibit 99.1

2021 Assets per Employee (vs. peers)($000’s) Embassy Bank National Benchmark PA Peer Group $15,411 $6,530 $6,807 Figures based on Median Values a/o 12/31/21 Source: S&P Global Market Intelligence/Seifried & Brew, LLC Benchmark: Stock banks across the U.S. with assets between $100M and $5B;

Peer Group: Banks headquartered in PA with assets between $100M and $5B

Exhibit 99.1

2021 Efficiency Ratio (vs. Peers) Embassy Bank National Benchmark PA Peer Group 51.19% 63.30% 64.25% Figures based on Median Values Source: S&P Global Market Intelligence/Seifried & Brew, LLC Benchmark: Stock banks across the U.S. with assets between $100M and $5B; Peer Group: Banks headquartered in PA with assets between $100M and $5B

Exhibit 99.1

2021 Salary Expense to Average Assets (vs. Peers) Embassy Bank National Benchmark PA Peer Group 0.80% 1.43% 1.33% Figures based on Median Values Source: S&P Global Market Intelligence Benchmark: Stock banks across the U.S. with assets between $100M and $5B;

Peer Group: Banks headquartered in PA with assets between $100M and $5B

Exhibit 99.1

Net Interest Margin (vs. Peers) 2019 2020 2021 2019 2020 2021 2019 2020 2021 3.09% 3.81% 3.51% 3.04% 3.50% 3.19% 2.99% 3.36%

3.14% (0.05%) (0.05%) (0.31%) (0.14%) (0.32%) (0.05%) Fully tax equivalent. Figures based on Median Values. Source: S&P Global Market Intelligence/Seifried & Brew, LLC Benchmark: Stock banks across the U.S. with assets between $100M and $5B;

Peer Group: Banks headquartered in PA with assets between $100M and $5B

Exhibit 99.1

1stQuarter 2022 Net Interest Margins 1Q 2021 1Q 2022 1Q 2021 1Q 2022 1Q 2021 1Q 2022 3.11% 3.40% 3.18% 3.10% 3.08% 2.70%

Fully tax equivalent. Figures based on Median Values. Source: S&P Global Market Intelligence/Seifried & Brew, LLC Benchmark: Stock banks across the U.S. with assets between $100M and $5B;Peer Group: Banks headquartered in PA with assets between $100M and $5B

Exhibit 99.1

Record Net Income ($000’s) 2017 2018 2019 2020 2021 $7,300 $10,079 $10,879 $12,810 $16,786

Embassy Bancorp

Exhibit 99.1

1stQuarter 2022Net Income ($000’s) 1st Quarter 20211st Quarter 2022 $4,044 $4,201 Embassy Bancorp

Exhibit 99.1

2021 Net Revenue Per Employee (vs. peers) ($000’s) Embassy Bank National Benchmark PA Peer Group $201.26 $79.61 $77.00 Figures based on Median Values a/o 12/31/21 Source: S&P Global Market Intelligence/Seifried & Brew, LLC Benchmark: Stock banks across the U.S. with assets between $100M and $5B; Peer Group: Banks headquartered in PA with assets between $100M and $5B

Exhibit 99.1

Economic Update

-Jamie Sumner, Seifried& Brew LLC

Exhibit 99.1

Inflation for May Reaches 8.6% FRED Consumer Price Index for All Urban Consumers: All items in U.s. City Average Shaded areas indicate U.S. recessions Source U.s. Bureau of Labor Statistics fred.stlouisfed.org Percent Change from Year Ago -5.0 -2.5 0 2.5 5.0 7.5 10.0 12.5 15.0 1950 1955 1960 1965 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015 2020

Exhibit 99.1

Contributions to the 1.5% Decline in 1Q 2022 GDP Imports Change in Inventories Exports Government Spending Consumer Goods Spending Fixed investments consumer services spending -2.61 -1.09 -0.62 -0.47 0 1.18 2.09 Percentage Point Contribution Source: U.S. Bureau of Economic Analysis; Siefried & Brew LLC

Exhibit 99.1

May Advanced Real retail and food services sales declined 0.4% from may of 2021 FRED Advance real retail and food services sales Shaded areas indicate U.S. recessions Source: Federal Reserve Bank of St. Louis fred.stlouisfed.org Percent change from year ago -30 -20 -10 0 10 20 30 40 50 May 2019 Sep 2019 Jan 2020 may 2020 Sep 2020 Jan 2021 May 2021 Sep 2021 Jan 2022 May 2022

Exhibit 99.1

Exhibit 99.1

Stagflation Earnings & Economic Growth Inflation

Exhibit 99.1

Average 30-year mortgage rates increase to 5.78% FRED 30-year fixed rate mortgage average in the United States Percent Shaded areas indicate U.S. recessions Source: Freddie Mac fred.stlouisfed.org 2.5 3.0 3.5 4.0 4.5 5.0 5.5 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

Exhibit 99.1

The seifried & brew composite score measuring a bank’s risk and reward relationship Embassy Bank for the Lehigh Valley Benchmark: stock banks with assets between $100 million and $5.00 billion. Peer group: Stock banks locate in PA with assets between $100 million and $5 billion (4Q Period ending 2021Q4) Composite Score Underperforming Optimal Bank’s Score Benchmark Median  5th pct peer range 95th pct.

Exhibit 99.1

The seifried & brew composite score measuring a bank’s risk and reward relationship Total risk score Low risk moderate risk high risk reward score underperforming average optimal

Exhibit 99.1

Shareholder Value

-Dave Lobach

Exhibit 99.1

Return on Equity Cost of Funds Asset Growth & Quality Productivity Efficiency Overhead Net Interest Margin

Exhibit 99.1

Quality & Efficiency Peer Comparison Nat'lBenchmark PAPeer Group Embassy Bank Embassy Outperforms Net Interest Margin (FTE)

3.36 3.14 2.99 Net Overhead 1.74 1.65 1.40  Cost of Funds 0.32 0.38 0.29 Efficiency Ratio 63.30 64.25 51.19 Nonperforming Assets to Total Assets 0.34 0.53 0.16 Noncurrent Loans to Total Loans 0.32 0.46 0.02 Return on Average Assets 1.06 0.96 1.13 Return on Average Equity 10.21 10.36 14.74 Figures based on Median Values a/o 12/31/21 Source: S&P Global Market Intelligence/Seifried & Brew, LLCBenchmark: Stock banks across the U.S. with assets between $100M and $5B;Peer Group: Banks headquartered in PA with assets between $100M and $5B

Exhibit 99.1

Shareholder Value2021 Return on Average Assets (vs. peers) Embassy Bank National Benchmark PA Peer Group 1.13% 1.06% 0.96%

Figures based on Median Values a/o 12/31/21 Source: S&P Global Market Intelligence/Seifried & Brew, LLC Benchmark: Stock banks across the U.S. with assets between $100M and $5B;Peer Group: Banks headquartered in PA with assets between $100M and $5B

Exhibit 99.1

Shareholder Value 2021 Return on Average Shareholder’s Equity (vs. peers) Embassy Bank National Benchmark PA Peer Group 14.74% 10.21% 10.36% Figures based on Median Values a/o 12/31/21 Source: S&P Global Market Intelligence/Seifried & Brew, LLC Benchmark: Stock banks across the U.S. with assets between $100M and $5B; Peer Group: Banks headquartered in PA with assets between $100M and $5B

Exhibit 99.1

Shareholder Value Earnings Per Share 2017 2018 2019 2020 2021 $0.97 $1.34 $1.44 $1.70 $2.22 Embassy Bancorp

Amounts above reflects diluted EPS

Exhibit 99.1

1stQuarter 2022Earnings Per Share 1st Quarter 2021 1st Quarter 2022 $0.53 $0.56 Embassy Bancorp

Amounts above reflects diluted EPS

Exhibit 99.1

Book Value per Share ($) 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011  2012 2013 2014 2015 2016  2017 2018 2019

2020 2021 2.24 2.43 2.94 2.98 3.57 4.11 4.41 4.85 5.13 6.18 6.91 7.38 8.34 9.19 9.84 10.68 11.69 13.32 14.90 16.24 Source: S&P Global Market Intelligence/Seifried & Brew, LLC

Exhibit 99.1

Shareholder Value Book Value per Share Overall Growth Rate (2002-2021) 624.77% Compounded Annual Growth Rate (2002-2021)

10.99% Source: S&P Global Market Intelligence/Seifried & Brew, LLC

Exhibit 99.1

Shareholder Value Price Per Share Q4 2021 Q1 2022 6/13/2022 $20.18 $20.85 $19.25 Embassy Bancorp

Exhibit 99.1

Shareholder Value Dividends Per Share 2017 2018 2019 2020 2021 $0.14 $0.17  $0.20 $0.22 $0.30 Embassy Bancorp

Exhibit 99.1

Annual Dividend Announcement 2017 2018 2019 2020 2021 2022 $0.14 $0.17 $0.20 $0.22 $0.30 $0.35 Embassy Bancorp

Exhibit 99.1

Closing Items Q&A Results of Voting Conclusion of Meeting

Exhibit 99.1

Thank You From Our Board of Directors